UNCONDITIONAL GUARANTY
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     This continuing Unconditional Guaranty ("Guaranty") is entered into as of
September 29, 2005, by Thomas Sandgaard ("Guarantor"), in favor of Silicon Valley Bank ("Bank").

                                    Recitals
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     A. Concurrently herewith, Bank and Zynex Medical, Inc., a Colorado corporation and Zynex Medical Holdings, Inc., a Nevada corporation (jointly and severally, 'Borrower"), are entering into that certain Loan and Security Agreement dated as of the Effective Date (as defined therein) (as amended, restated, or otherwise modified from time to time, the 'Loan Agreement") pursuant to which Bank has agreed to make certain advances of money and to extend certain financial accommodations to Borrower (collectively, the "Loans"), subject to the terms and conditions set forth therein. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Loan Agreement.

     B. In consideration of the agreement of Bank to make the loans to Borrower under the Loan Agreement, Guarantor is willing to guaranty the full payment and performance by Borrower of all of its obligations thereunder and under the other Loan Documents, all as further set forth herein.

     C. Guarantor is the chairman. president and CEO of Borrower and will obtain substantial direct and indirect benefit from the Loans made by Bank to Borrower under the Loan Agreement.

     Now, THEREFORE, to induce Bank to enter into the Loan Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, Guarantor hereby represents, warrants, covenants and agrees as follows:

     Section 1. Guaranty.

     1.1 Unconditional Guaranty of Payment In consideration of the foregoing, Guarantor hereby irrevocably, absolutely and unconditionally guarantees to Bank the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all Obligations. Guarantor agrees that it shall execute such other documents or agreements and take such action as Bank shall reasonably request to effect the purposes of this Guaranty.

     1.2 Separate Obligations. These obligations are independent of Borrower's obligations and separate actions may be brought against Guarantor (whether action is brought against Borrower or whether Borrower is joined in the action).

     Section 2. Representations and Warranties.

     Guarantor hereby represents and warrants that

     (a)  Intentionally Omitted


     (b) The execution, delivery and performance by Guarantor of this Guaranty
(i) do not contravene any law or any contractual restriction binding on or affecting Guarantor or by which Guarantor's property may be affected; (ii) do not require any authorization or approval or other action by, or any notice to or filing with, any governmental authority or any other Person under any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Guarantor is a party or by which Guarantor or any of its property is bound, except such as have been obtained or made; and (iii) do not result in the imposition or creation of any Lien upon any property of Guarantor.

     (c) Guarantor is legally competent to execute, deliver and perform this Guaranty.

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     (d) This Guaranty is a valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as the enforceability thereof may be subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally.

     (e) There is no action, suit or proceeding affecting Guarantor pending or threatened before any court, arbitrator, or governmental authority, domestic or foreign, which may have a material adverse effect on the ability of Guarantor to perform its obligations under this Guaranty.


     (f) Guarantor's obligations hereunder are not subject to any offset or defense against Bank or Borrower of any kind.

     (g) Intentional1y Omitted.

     (h) The personal financial statements as of August 31,2005 for Guarantor and the U.S. federal and Colorado state 2004 tax returns of Guarantor, copies of which have been furnished to Bank, fairly present the financial position of Guarantor for the dates and periods purported to be covered thereby based upon actual and estimated fair market value, and there has been no material adverse change in the financial position of Guarantor since the date of such personal financial statements and tax returns.


     (i) Intentionally Omitted.

     (j) Intentionally Omitted.

     (k) The incurrence of Guarantor's obligations under this Guaranty will not cause Guarantor to (i) become insolvent; (ii) be left with unreasonably small capital for any business or transaction in which Guarantor is presently engaged or plans to be engaged; or (iii) be unable to pay its debts as such debts mature.

     (l) Guarantor covenants, warrants, and represents to Bank that all representations and warranties contained in this Guaranty shall be true at the time of Guarantor's execution of this Guaranty, and shall continue to be true so long as this Guaranty remains in effect. Guarantor expressly agrees that any misrepresentation or breach of any warranty whatsoever contained in this Guaranty shall be deemed material.


     Section 3. General Waivers. Guarantor waives:

     (a) Any right to require Bank to (i) proceed against Borrower or any other person; (ii) proceed against or exhaust any security or (ii) pursue any other remedy. Bank may exercise or not exercise any right or remedy it has against Borrower or any security it holds (including the right to foreclose by judicial or nonjudicial sale) without affecting Guarantor's liability hereunder.

     (b) Any defenses from disability or other defense of Borrower or from the cessation of Borrowers liabilities.

     (c) Any setoff, defense or counterclaim against Bank.

     (d) Any defense from the absence, impairment or loss of any right of reimbursement or subrogation or any other rights against Borrower. Until Borrower's obligations to Bank have been paid, Guarantor has no right of subrogation or reimbursement or other rights against Borrower.

     (e) Any right to enforce any remedy that Bank has against Borrower.

     (f) Any rights to participate in any security held by Bank.


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     (g) Any demands for performance, notices of nonperformance or of new or additional indebtedness incurred by Borrower to Bank. Guarantor is responsible for being and keeping itself informed of Borrower's financial condition.

     (h) The benefit of any act or omission by Bank which directly or indirectly results in or aids the discharge of Borrower from any of the obligations by operation of law or otherwise.


     Section 4. Real Property Security Waiver. Guarantor acknowledges that, to the extent Guarantor has or may have rights of subrogation or reimbursement against Borrower for claims arising out of this Guaranty, those rights may be impaired or destroyed if Bank elects to proceed against any real property security of Borrower by non-judicial foreclosure. That impairment or destruction could, under certain judicial cases and based on equitable principles of estoppel give rise to a defense by Guarantor against its obligations under this Guaranty. Guarantor waives that defense and any others arising from Bank's election to pursue non-judicial foreclosure. Guarantor waives the benefits, if any, of any statutory or common law rule that may permit a subordinating creditor to assert any defenses of a surety or guarantor, or that may give the subordinating creditor the right to require a senior creditor to marshal assets, and Guarantor agrees that it shall not assert any such defenses or rights.


     Section 5. Reinstatement Notwithstanding any provision of the Loan Agreement to the contrary, the liability of Guarantor hereunder shall be reinstated and revived and the rights of Bank shall continue if and to the extent that for any reason any payment by or on behalf of Guarantor or Borrower is rescinded or must be otherwise restored by Bank, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as though such amount had not been paid. The determination as to whether any such payment must be rescinded or restored shall be made by Bank in its sale discretion; provided, however, that if Bank chooses to contest any such matter at the request of Guarantor, Guarantor agrees to indemnify and hold harmless Bank from all costs and expenses (including, without limitation, reasonable attorneys' fees) of such litigation. To the extent any payment is rescinded or restored, Guarantor's obligations hereunder shall be revived in full force and effect without reduction or discharge for that payment


     Section 6. No Waiver; Amendments. No failure on the part of Bank to exercise, no delay in exercising and no course of dealing with respect to, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right The remedies herein provided are cumulative and not exclusive of any remedies provided by law. This Guaranty may not be amended or modified except by written agreement between Guarantor and Bank, and no consent or waiver hereunder shall be valid unless in writing and signed by Bank.


     Section 7. Compromise and Settlement. No compromise, Settlement, release, renewal, extension, indulgence, change in, waiver or modification of any of the Obligations or the release or discharge of Borrower from the performance of any of the Obligations shall release or discharge Guarantor from this Guaranty or the performance of the obligations hereunder.


     Section 8. Notice. Any notice or other communication herein required or permitted to be given shall be in writing and may be delivered in person or sent by facsimile transmission, overnight courier, or by United States mail, registered or certified. return receipt requested, postage prepaid and addressed as follows:


         If to Guarantor:


                                Thomas Sandgaard
                                8100 South Park Way, Suite A-9
                                Littleton, CO 80120
                                Telephone No.:
                                Facsimile No.: 303-347-9153


         If to Bank:


                                Silicon Valley Bank

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                                4410 Arapahoe Avenue, Suite 200 Boulder, CO
                                80303
                                Attention: Chris Ennis
                                Telephone No.:(303) 938-5900 Facsimile No.:
                                (303) 938-0486

or at such other address as may be substituted by notice given as herein provided. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered or sent by facsimile transmission or three
(3) Business Days after the same shall have been deposited in the United States mail. If sent by overnight courier service, the date of delivery shall be deemed to be the next Business Day after deposited with such service.


     Section 9. Entire Agreement This Guaranty constitutes and contains the entire agreement of the parties and supersedes any and all prior and contemporaneous agreements, negotiations, correspondence, understandings and communications between Guarantor and Bank, whether written or oral, respecting the subject matter hereof.


     Section 10. Severability. If any provision of this Guaranty is held to be unenforceable under applicable law for any reason, it shall be adjusted, if possible, rather than voided in order to achieve the intent of Guarantor and Bank to the extent possible. In any event, all other provisions of this Guaranty shall be deemed valid and enforceable to the fun extent possible under applicable law.


     Section 11. Subordination of Indebtedness. Any illdebtedness or other obligation of Borrower now or hereafter held by or owing to Guarantor is hereby suboordinated in time and right of payment to all obligations of Borrower to Bank, except as such indebtedness or other obligation is expressly permitted to be paid under the Credit Agreement; and such indebtedness of Borrower to Guarantor is assigned to Bank as security for this Guaranty, and if Bank SO requests shall be collected, enforced and received by Guarantor in trust for Bank and to be paid over to Bank on account of the Obligations of Borrower to Bank, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty. Any notes now or hereafter evidencing such indebtedness of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Bank.


     Section 12. Business Debt Guarantor hereby represents and agrees that none of the Obligations and none of Guarantor's obligations hereunder are consumer debt, or were or shall be incurred by Borrower or Guarantor, respectively, primarily for personal, family or household purposes. Guarantor further agrees and represents that the Obligations are and shall be incurred by Borrower, and the obligations of Guarantor hereunder are and shall be incurred by Guarantor, for business and commercial purposes only.


     Section 13. Separate Property. Notwithstanding anything to the contrary contained herein, Guarantor hereby expressly agrees that recourse may be had against Guarantor's separate property for the payment and performance of Guarantor's obligations hereunder.


     Section 14. Payment of Expenses. Guarantor shall pay, promptly on demand, all Expenses incurred by Bank in defending and/or enforcing this Guaranty. For purposes hereof, "Expenses. shall mean costs and expenses (including reasonable fees and disbursements of any law firm or other external counsel and the allocated cost of internal legal services and all disbursements of internal counsel) for defending and/or enforcing this Guaranty (including those incurred in connection with appeals or proceedings by or against any Guarantor under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization. arrangement, or other relief).


     Section 15. Assignment; Governing Law. This Guaranty shall be binding upon and inure to the benefit of Guarantor and Bank and their respective successors and assigns, except that Guarantor shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of

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dank, which may be granted or withheld in Bank sole discretion. Any such purported assignment by Guarantor without Bank's written consent shall be void. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of Colorado without regard to principles thereof regarding conflict of laws.


     Section 16. PERSONAL JURISDICTION. GUARANTOR HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OF THE AGREEMENTS, DOCUMENTS OR INSTRUMENTS DELIVERED IN CONNECTION HEREWITH MAY BE BROUGHT IN THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF COLORADO AS BANK MAY ELECT (PROVIDED THAT GUARANTOR ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE STATE OF COLORADO), AND, BY EXECUTION AND DELIVERY HEREOF, GUARANTOR ACCEPTS AND CONSENTS TO, Generally AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS AND AGREES THAT SUCH JURISDICTION SHALL BE EXCLUSIVE, UNLESS WAIVED BY BANK IN WRITING, WITH RESPECT TO ANY ACTION OR PROCEEDING BROUGHT BY GUARANTOR AGAINST BANK NOTHING HEREIN SHALL LIMIT THE RIGHT OF BANK TO BRING PROCEEDINGS AGAINST GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION. GUARANTOR HEREBY WAIVES, TO THE Full EXTENT PERMITTED BY LAW, ANY RIGHT TO STAY OR TO DISMISS ANY ACTION OR PROCEEDING BROUGHT BEFORE SAID COURTS ON THE BASIS OF FORUM NON CONVENIENS.


     Section 17. WAIVER OF JURY TRIAL EACH OF BANK AND GUARANTOR HEREBY WAIVES, TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, Expressly OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY AND ANY RELATED INSTRUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE Mutual WAIVERS AND CERTIFICATIONS IN THIS SECTION 17.

GUARANTOR

                                /s/ Thomas Sandgaard
                                ------------------------------------------------
                                Thomas Sandgaard

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